As filed with the Securities and Exchange Commission on May 2, 2007

Registration No. 333—16439

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14 AE

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ PRE-EFFECTIVE AMENDMENT NO.

☐ POST-EFFECTIVE AMENDMENT NO.

(Check appropriate box or boxes)

RS Investment Trust

(Exact Name of Registrant as Specified in Charter)

388 Market Street

San Francisco, CA 94111

(Address of Principal Executive Offices)

1-800-766-3863

(Area Code and Telephone Number)

TERRY R. OTTON

c/o RS Investments

388 Market Street

San Francisco, California 94111

(Name and address of Agent for Service)

Copies to:

TIMOTHY W. DIGGINS, ESQ.

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

Title of securities being registered: Class A and Class K shares

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on June 1, 2007 pursuant to Rule 488.

An indefinite amount of the Registrant’s securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

This registration statement relates solely to the sale of shares of The Information Age Fund.

RS INVESTMENT TRUST

RS Internet Age Fund®

388 Market Street,

San Francisco, California, 94111

 May [•], 2007

Dear Shareholder:

You are cordially invited to attend a meeting of shareholders of RS Internet Age Fund®, a series of RS Investment Trust (the “Trust”), to be held on July 9, 2007, at 8:00 a.m., San Francisco time, at the offices of the Trust at 388 Market Street, San Francisco, California (the “Meeting”). At the Meeting, shareholders will be asked to vote on a proposed merger of RS Internet Age Fund into The Information Age Fund®, also a series of the Trust. Each share of RS Internet Age Fund would be exchanged at net asset value for shares of The Information Age Fund.

Although the Trustees would like very much to have each shareholder attend the Meeting, they realize that this is not possible. Whether or not you plan to be present at the Meeting, your vote is important. PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

The Board of Trustees of the Trust, including a majority of the independent Trustees, has unanimously approved the reorganization of RS Internet Age Fund into The Information Age Fund. We’ve highlighted below some answers to questions that you may have about the proposal. The enclosed Prospectus/Proxy Statement provides you with detailed information about this reorganization proposal.

Q: How will the proposed reorganization benefit shareholders?

RS Internet Age Fund invests principally in companies that RS Investment Management Co. LLC (“RS Investments”), the Funds’ investment adviser, believes are likely to benefit from the development of the Internet. The Information Age Fund invests more broadly in a portfolio of companies in the information technology sector. The portfolio management teams of the two Funds are the same. The Information Age Fund is larger than RS Internet Age Fund, and has a lower expense ratio. RS Investments believes that the combination of the two Funds will benefit shareholders of RS Internet Age Fund by consolidating the management of the two Funds under a single management team, and providing shareholders an opportunity to continue to invest in a technology-focused portfolio that offers a more diversified portfolio of investments with a lower expense ratio.

It is expected that the reorganization will be a tax-free event for federal income tax purposes and, accordingly, no gain or loss will be recognized by you or the Fund directly as a result of the reorganization.

Q: Will shareholders be expected to pay for the proposed reorganization?

No. Shareholders will not bear any of the costs associated with the reorganization. All costs of the reorganization are being borne by RS Investments, and not by RS Internet Age Fund or The Information Age Fund.

Q: How do I vote, and how many votes do I have?

You are entitled to one vote for each share you own. Fractional shares are entitled to a proportional fractional vote. You are invited to cast your vote in person at the Meeting, although we realize that this is not always possible.

We encourage you to use one of the following easy options today to record your vote promptly:

1.             Vote by Telephone. You may cast your vote by telephone by calling the toll free number listed on the enclosed proxy card and by following the prerecorded information. Please have your proxy materials, including the control number on your proxy card, available.

2.             Vote via Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website. Please have your proxy materials, including the control number on your proxy card, available.

3.             Vote by Mail. You may cast your vote by mail by signing, dating, and mailing the enclosed voting instruction form or proxy card in the postage-prepaid return envelope provided.

We appreciate your careful consideration of the proposal described in the enclosed Prospectus/Proxy Statement. If you have any questions, please call us at (800) 766-FUND (3863).

Remember, your vote is important to us, no matter how many shares you own. Please take this opportunity to vote. We look forward to seeing you at the Meeting or receiving your proxy card so your shares may be voted at the Meeting.

Respectfully,

Terry R. Otton,
President

2

RS INVESTMENT TRUST

RS Internet Age Fund®

388 Market Street,

San Francisco, California, 94111

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON July 9, 2007

To Shareholders of RS Internet Age Fund:

NOTICE IS HEREBY GIVEN of a Special Meeting of Shareholders (the “Meeting”) of RS Internet Age Fund®, a series of RS Investment Trust (the “Trust”), that will be held at the offices of the Trust set forth above on July 9, 2007, at 8:00 a.m. (San Francisco time), to consider and vote on the following:

1. Approval of the Agreement and Plan of Reorganization providing for the transfer of all of the assets of RS Internet Age Fund to The Information Age Fund®, another series of the Trust, in exchange for shares of The Information Age Fund and the assumption by The Information Age Fund of all of the liabilities of RS Internet Age Fund, and the distribution of such shares to the shareholders of RS Internet Age Fund in complete liquidation of RS Internet Age Fund, all as described in the attached Prospectus/Proxy Statement.

2. Any other business that may properly come before the Meeting or any postponement or adjournment thereof.

The proposed reorganization is described in the attached Prospectus/Proxy Statement, and the Agreement and Plan of Reorganization is attached as Appendix A to the Prospectus/Proxy Statement.

The Board of Trustees of the Trust has fixed the close of business on May 29, 2007 as the record date for the Meeting. Shareholders of record are entitled to notice of, and to vote at, the Meeting.

By Order of the Board of Trustees,

BENJAMIN L. DOUGLAS
Secretary

May [•], 2007

Your vote is important. Each shareholder who does not expect to attend the Meeting in person is requested to complete, sign, date, and promptly return the enclosed proxy card.

May [•], 2007

RS Investment Trust

RS Internet Age Fund®

388 Market Street

17th Floor

San Francisco, CA  94111

(1-800-766-FUND)

PROSPECTUS/PROXY STATEMENT

This Prospectus/Proxy Statement is being furnished to shareholders of RS Internet Age Fund® (“Internet Age Fund”), a series of RS Investment Trust (the “Trust”), in connection with a Special Meeting of Shareholders of Internet Age Fund (the “Meeting”) to be held at the offices of the Trust set forth above on July 9, 2007, at 8:00 a.m. (San Francisco time). At the Meeting, shareholders of Internet Age Fund will be asked to approve the Agreement and Plan of Reorganization, dated April [•], 2007, pursuant to which Internet Age Fund will be reorganized into The Information Age Fund® (“Information Age Fund”), another series of the Trust (the “Reorganization”) (each of Internet Age Fund and Information Age Fund is referred to sometimes herein as a “Fund” and, collectively, they are sometimes referred to herein as the “Funds”). This Prospectus/Proxy Statement concisely sets forth information you should know before voting on the proposal (the “Proposal”).

Please read this Prospectus/Proxy Statement carefully and keep it for future reference. This Prospectus/Proxy Statement and related proxy materials are first being made available to shareholders on or about June [•], 2007.

A Statement of Additional Information dated May [•], 2007, relating to this Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is hereby incorporated into this Prospectus/Proxy Statement by reference. In addition, the following document has also been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement:

•              The Prospectus of the Trust, dated May 1, 2007, as supplemented from time to time, and which accompanies this Prospectus/Proxy Statement, to the extent that it relates to Information Age Fund or Internet Age Fund.

The following documents have been filed with the SEC and have been incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement:

•              The Statement of Additional Information of the Trust, dated May 1, 2007, as supplemented from time to time, to the extent that it relates to Information Age Fund or Internet Age Fund.

•              The audited financial statements of Internet Age Fund and Information Age Fund and related report of auditors relating to the Funds for the fiscal year ended December 31, 2006, included in the Annual Report to Shareholders of the Trust.

For a free copy of any of the documents listed above relating to the Funds or the Trust, shareholders may call 1-800-766-FUND (3863) or write to the Trust at the address listed on the cover of this Prospectus/Proxy Statement. Shareholders also may obtain the Trust’s Prospectuses, Statements of Additional Information, and Annual Report by accessing the Internet site for the Trust at www.RSinvestments.com.

Text-only versions of all of the foregoing Fund documents can be viewed online or downloaded from the EDGAR database without charge on the SEC’s Internet site at www.sec.gov. Shareholders can review and copy information about the Funds and the Trust by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS/PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RS INVESTMENT TRUST. THIS PROSPECTUS/PROXY STATEMENT DOES NOT CONSTITUTE AN OFFERING BY RS INVESTMENT TRUST IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

TABLE OF CONTENTS

I.	Questions and Answers Regarding the Reorganization	3
II.	Proposal: Reorganization of Internet Age Fund into Information Age Fund	11
III.	Voting Information	15
IV.	Information Filed with the Securities and Exchange Commission	18
Appendix A	Agreement and Plan of Reorganization	A-1
Appendix B	Comparison of Fundamental Investment Policies	B-1

I. QUESTIONS AND ANSWERS REGARDING THE REORGANIZATION.

The following questions and answers provide an overview of key features of the proposed reorganization. You may also obtain a copy of the Funds’ prospectus and statement of additional information, or ask any question about the reorganization or this Prospectus/Proxy Statement generally, by calling 1-800-766-FUND (3863).

1.             What transaction is being proposed?

The members of the Board of Trustees of the Trust (the “Board of Trustees”) have unanimously approved an Agreement and Plan of Reorganization between Internet Age Fund and Information Age Fund (the “Agreement and Plan of Reorganization”), a copy of which is attached to this Prospectus/Proxy Statement as Appendix A. Pursuant to the terms of the Agreement and Plan of Reorganization, Internet Age Fund will transfer all of its assets to Information Age Fund in exchange for shares of Information Age Fund, and the assumption by Information Age Fund of all the liabilities of Internet Age Fund. Following the transfer, Class A and Class K shares of Information Age Fund will be distributed to shareholders of Internet Age Fund pro rata in accordance with their respective percentage ownership interests of Class A or Class K shares of Internet Age Fund on the closing date, which is expected to be on or around July [•], 2007. Internet Age Fund will then be liquidated and dissolved. These events, collectively, are referred to in this Prospectus/Proxy Statement as the “Reorganization”.

It is intended that, as a result of the proposed Reorganization, each Internet Age Fund shareholder will receive, without paying any sales charges and on a tax-free basis (for federal income tax purposes), a number of full and fractional Class A or Class K shares, as the case may be, of Information Age Fund with an aggregate net asset value equal to the aggregate net asset value of the Class A or Class K shares of Internet Age Fund held by such shareholder immediately prior to the closing of the Reorganization.

By approving the Agreement and Plan of Reorganization, shareholders of Internet Age Fund are approving the Reorganization, which includes the liquidation and dissolution of Internet Age Fund.

If shareholders of Internet Age Fund do not approve the Reorganization, the Board of Trustees may consider possible alternative arrangements in the best interests of Internet Age Fund and its shareholders.

2.             Why is the Reorganization being proposed?

Internet Age Fund invests principally in companies that RS Investment Management Co. LLC (“RS Investments”), the Funds’ investment adviser, believes are likely to benefit from the development of the Internet. The Information Age Fund invests more broadly in a portfolio of companies in the information technology sector. The portfolio management teams of the two Funds are the same. The Information Age Fund is larger than Internet Age Fund, and has a lower expense ratio. RS Investments believes that the combination of the two Funds will benefit shareholders of Internet Age Fund by consolidating the management of the two Funds under a single management team, and providing shareholders an opportunity to continue to invest in a technology-focused portfolio that offers a more diversified portfolio of investments with a lower expense ratio.

3.             How do the investment objectives, principal investment strategies, and policies of Internet Age Fund compare to those of Information Age Fund?

The investment objective of Internet Age Fund and Information Age Fund are identical and the principal investment strategies of Internet Age Fund and Information Age Fund are similar; a more detailed description of the Funds’ investment strategies is set forth in the Funds’ prospectus.

Both Funds seek long-term capital appreciation as their investment objective. In managing both Funds, RS Investments pursues a “growth” style of investment management.

Internet Age Fund invests principally in companies that RS Investments believes are likely to benefit from the development of Internet. Such companies may include (i) companies that provide access, infrastructure, content, products, or services to Internet companies or Internet users; (ii) companies engaged in e-commerce; and (iii) other companies in any industry that RS Investments believes are likely to benefit as a direct or indirect result of the growth of Internet. Internet Age Fund’s investments will not necessarily be limited to companies in the technology sector but may include issuers in a wide range of industries. Internet Age Fund, but not Information Age Fund, may sell securities short in an amount up to 25% of the value of the Fund’s assets.

Information Age Fund invests principally in the information technology sector. Companies in the information technology sector include companies that RS Investments considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. Many of these are companies that RS Investments believes are likely to benefit substantially as a direct or indirect result of the growth of Internet.

With respect to both Funds, RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of: (i) whether the company has experienced strong revenue growth; (ii) whether the company appears to have a strong competitive position; and (iii) whether the company participates in what RS Investments considers an emerging growth industry or a niche in an established industry.

With respect to both Funds, although RS Investments may consider the factors described above in purchasing or selling investments for each Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Both Funds are managed by the same portfolio management team within the Growth Group of RS Investments.

Internet Age Fund and Information Age Fund have adopted certain fundamental investment policies. Fundamental investment policies cannot be changed as to a Fund without the consent of the holders of a majority of the outstanding voting securities of the Fund, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”); other investment policies can be changed without such consent of the holders of a majority of the outstanding voting securities of Internet Age Fund or Information Age Fund, as applicable. The Funds have similar fundamental investment policies. A comparison of the fundamental investment policies of Internet Age Fund and of Information Age Fund is attached to this Prospectus/Proxy Statement as Appendix B.

For more information regarding any of Internet Age Fund’s or Information Age Fund’s investment policies and restrictions, see the enclosed Prospectus and the Statement of Additional Information relating to this Prospectus/Proxy Statement.

4.             How do the fees and expenses of Internet Age Fund compare to those of Information Age Fund, and what are they estimated to be following the Reorganization?

As shown in the expense tables below, the total annual fund operating expenses of Class A and Class K shares of Information Age Fund are currently lower than the total annual fund operating expenses of Class A and Class K shares of Internet Age Fund. After the Reorganization, the total annual fund operating expense ratios for Class A and Class K shares of Information Age Fund on a pro forma combined basis are expected to be lower than the total annual fund operating expense ratios of Class A and Class K shares, as the case may be, of Internet Age Fund.

Both Information Age Fund and Internet Age Fund charge an identical sales charge upon purchase of a Fund’s Class A shares and an identical contingent deferred sales charge. Neither Fund charges a sales charge on Class K Shares or a redemption fee upon sale of a Fund’s shares.

The following tables show the expenses an investor would incur in connection with making an investment in Internet Age Fund and Information Age Fund, and the fees and expenses paid by Internet Age Fund and Information Age Fund for their fiscal years ended December 31, 2006. They also show pro forma fees and expenses for Information Age Fund for the year ended December 31, 2006, assuming that the Reorganization had occurred as of December 31, 2005. The examples following the tables will help you compare the cost of investing in Internet

Age Fund or Information Age Fund currently with the estimated cost of investing in Information Age Fund on a pro forma combined basis.

Shareholders of Internet Age Fund will not pay additional sales charges in connection with the Reorganization. Class A share purchases of the Information Age Fund are available without initial or contingent deferred sales loads for purchases through accounts in either Fund if these accounts were in existence on October 6, 2006.

Shareholder Fees

(paid directly from an investment)

The Information Age Fund and RS Internet Age Fund

	Class A shares		Class K shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	4.75	%(1)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value or the original offering price)	None	(2)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other distributions)	None		None
Redemption Fee	None		None

(1)  You may be entitled to a sales charge discount based on the amount you invest or you may be eligible for a sales load waiver. You will pay no initial sales charge on purchases of $1 million or more of Class A shares.

(2) Contingent deferred sales load of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to this load.

The Information Age Fund (pro forma combined)

	Class A shares (pro forma combined)		Class K shares (pro forma combined)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	4.75	%(1)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	(2)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other distributions)	None		None
Redemption Fee	None		None

(1)  You may be entitled to a sales charge discount based on the amount you invest or you may be eligible for a sales load waiver. You will pay no initial sales load on purchases of $1 million or more of Class A shares.

(2) Contingent deferred sales load of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to this load.

Annual Fund Operating Expenses

(expenses deducted from Fund assets as a percentage of average daily assets)

RS Internet Age Fund and The Information Age Fund – Class A shares

Fund	Management Fees	Distribution (12b-1) Fees	Other Expenses(a)		Acquired Fund Fees and Expenses(c)	Total Annual Fund Operating Expenses
RS Internet Age Fund	1.00%	0.25%	0.42	%(b)	0.00%	1.67%
The Information Age Fund	1.00%	0.25%	0.35%		0.01%	1.61%

RS Internet Age Fund and The Information Age Fund – Class K shares

Fund	Management Fees	Distribution (12b-1) Fees	Other Expenses(a)		Acquired Fund Fees and Expenses(c)	Total Annual Fund Operating Expenses
RS Internet Age Fund	1.00%	0.65%	0.41	%(b)	0.00%	2.06%
The Information Age Fund	1.00%	0.65%	0.38%		0.01%	2.04%

The Information Age Fund (pro forma combined) – Class A shares

Fund	Management Fees	Distribution (12b-1) Fees	Other Expenses(a)	Acquired Fund Fees and Expenses(c)	Total Annual Fund Operating Expenses
The Information Age Fund	1.00%	0.25%	0.34%	0.01%	1.60%

The Information Age Fund (pro forma combined) – Class K shares

Fund	Management Fees	Distribution (12b-1) Fees	Other Expenses(a)	Acquired Fund Fees and Expenses(c)	Total Annual Fund Operating Expenses
The Information Age Fund	1.00%	0.65%	0.35%	0.01%	2.01%

(a) “Other Expenses” have been restated to reflect current fees.

(b) “Other Expenses” for Internet Age Fund include expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles of 0.01% or less of the Fund’s average daily net assets for the fiscal year ended December 31, 2006.

(c) The amounts indicated for Information Age Fund are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended December 31, 2006.

Examples

These examples will help you compare the cost of investing in shares of Internet Age Fund with the cost of investing in shares of Information Age Fund and the estimated cost of investing in shares of Information Age Fund assuming consummation of the Reorganization. The examples assume that you invest $10,000 for the time periods indicated, whether or not redeemed at the end of such periods. The examples also assume that your investment has a 5% return each year and that the operating expenses of each Fund are the same as those shown above under “Total Annual Fund Operating Expenses.”  All expense information is based on the information set out in the tables above, including pro forma expense information for Information Age Fund. Your actual costs may be higher or lower than those shown below. Based on these assumptions, your costs would be as shown in the table below.

RS Internet Age Fund and The Information Age Fund – Class A shares

Fund	One Year	Three Years	Five Years	Ten Years
RS Internet Age Fund	$642	$993	$1,366	$2,412
The Information Age Fund	$636	$974	$1,335	$2,347

RS Internet Age Fund and The Information Age Fund – Class K shares

Fund	One Year	Three Years	Five Years	Ten Years
RS Internet Age Fund	$216	$667	$1,145	$2,461
The Information Age Fund	$214	$661	$1,134	$2,440

The Information Age Fund (pro forma combined)  – Class A shares

Fund	One Year	Three Years	Five Years	Ten Years
The Information Age Fund	$635	$971	$1,330	$2,337

The Information Age Fund (pro forma combined)  – Class K shares

Fund	One Year	Three Years	Five Years	Ten Years
The Information Age Fund	$211	$652	$1,118	$2,407

5.             How have the Funds performed?

The charts and tables below provide some indication of the risk of investing in Internet Age Fund and Information Age Fund, respectively, by showing changes in each Fund’s performance from year to year, and by comparing each Fund’s returns with those of broad measures of market performance. The first bar chart shows changes in Internet Age Fund’s Class A shares performance for each full calendar year since it was launched on December 1, 1999; the second bar chart shows changes in Information Age Fund’s Class A shares performance for the past ten calendar years. Returns do not reflect the impact of sales charges. If sales charges had been reflected in the bar charts, the returns would be lower than those shown. The returns in the tables below reflect the impact of sales charges. As a result, the returns in the tables are lower than the returns in the bar charts. Performance information is not presented for Class K shares because, as of the date of this prospectus/proxy statement, Class K shares do not have a full calendar year of performance. Class A shares of a Fund represent an investment in the same portfolio of securities as Class K shares of that Fund. Annual returns of the two classes would differ to the extent that Class K shares do not have the same expenses as Class A shares. In addition, Class A shares are subject to an additional sales load of up to 4.75%.

A FUND’S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN EITHER OF THE FUNDS. NEITHER INTERNET AGE FUND NOR INFORMATION AGE FUND MAY ACHIEVE ITS INVESTMENT OBJECTIVE. EACH FUND’S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN. NO ASSURANCE CAN BE GIVEN THAT INFORMATION AGE FUND WILL ACHIEVE ANY PARTICULAR LEVEL OF PERFORMANCE AFTER THE REORGANIZATION.

RS Internet Age Fund Class A Shares

(Bar chart to be inserted based on information below)

00           -46.39%

01           -11.79%

02           -43.23%

03           101.22%

04           9.27%

05           7.93%

06           2.45%

For periods shown in bar chart:
Best Quarter: Fourth Quarter 2001, 53.60%
Worst Quarter: First Quarter 2000, -39.65%

RS Information Age Fund Class A Shares

(Bar chart to be inserted based on information below)

97           6.15%

98           52.20%

99           126.22%

00           -35.09%

01           -22.11%

02           -48.04%

03           97.75%

04           7.30%

05           2.06%

06           8.19%

For periods shown in bar chart:
Best Quarter: Fourth Quarter 1999, 59.77%
Worst Quarter: Third Quarter 2001, -33.81%

RS Internet Age Fund Class A Shares

Average Annual Total Returns — For Periods Ended December 31, 2006

	1 Year	5 Years	Since Inception (12/1/99)
Class A Shares(1)
Return Before Taxes	-2.45%	5.61%	-3.85%
Return After Taxes on Distributions(2)	-2.45%	5.61%	-3.85%
Return After Taxes on Distributions and Sale of Fund Shares(2)	-1.60%	4.85%	-3.21%
S&P 500® Index(3) (reflects no deduction for fees, expenses, or taxes)	15.79%	6.19%	1.84%
TheStreet.com Internet Sector (DOTSM) Index(4) (reflects no deduction for fees, expenses, or taxes)	17.57%	5.09%	-16.99%
Goldman Sachs Technology Composite Index(5) (reflects no deduction for fees, expenses, or taxes)	8.37%	0.65%	-8.33%

RS Information Age Fund Class A Shares

Average Annual Total Returns — For Periods Ended December 31, 2006

	1 Year	5 Years	10 Years	Since Inception (11/15/95)
Class A Shares(1)
Return Before Taxes	3.02%	3.01%	7.92%	8.67%
Return After Taxes on Distributions(2)	1.44%	2.69%	6.76%	7.53%
Return After Taxes on Distributions and Sale of Fund Shares(2)	4.08%	2.58%	6.63%	7.31%
S&P 500® Index(3) (reflects no deduction for fees, expenses, or taxes)	15.79%	6.19%	8.42%	9.93%
Goldman Sachs Technology Composite Index(5) (reflects no deduction for fees, expenses, or taxes)	8.37%	0.65%	6.02%	7.88%

(1)   Returns have been adjusted to reflect the current sales load structure for Class A shares.

(2)   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)   The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

(4)   TheStreet.com Internet Sector (DOTSM) Index is an unmanaged, equal dollar-weighted index composed of leading companies involved in Internet commerce, service, and software. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

(5)   The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on a universe of technology-related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

It is expected that Information Age Fund will be the accounting successor in the Reorganization; therefore, its historical performance would carry over to the combined Fund for accounting purposes if the Reorganization occurs.

6.             Who manages Information Age Fund?

RS Investments, Internet Age Fund’s investment adviser, is also the investment adviser of Information Age Fund and is responsible for the day-to-day investment management of Information Age Fund. Stephen Bishop and Allison Thacker, the portfolio managers of Internet Age Fund, are also the portfolio managers of Information Age Fund.

7.             What are the principal risks of an investment in Information Age Fund and how do they compare with those of Internet Age Fund?

The principal risks of Information Age Fund are substantially similar to the principal risks associated with an investment in Internet Age Fund.

A shareholder could lose some or all of the shareholder’s investment in Internet Age Fund or Information Age Fund. Among the principal risks of investing in either Internet Age Fund or Information Age Fund, which could adversely affect their net asset values and total returns, are:

•      Equity Securities Risk The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

•      Investment Style Risk A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

•      Small and Midsized Companies Risk Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

•      Concentration Risk Concentrating investments in the information technology sector increases the risk of loss because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector. In addition, investors may buy or sell substantial amounts of the Fund’s shares in response to factors affecting or expected to affect the information technology sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent that they were to cause the Fund’s cash position or cash requirements to exceed normal levels.

•      Underweighting Risk If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

•      Technology Investment Risk Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

•      Foreign Securities Risk Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

•      Portfolio Turnover Risk Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains.

•      Cash Position Risk To the extent that the Fund holds assets in cash and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

•      Liquidity Risk Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

An investment in Internet Age Fund is subject to the following additional principal investment risk, which is not a principal investment risk of Information Age Fund:

•      Short Sales Risk Internet Age Fund will lose money on a short sale if the value of the security sold short increases. Internet Age Fund may not be able to close out a short position at any particular time or at an acceptable price. The loss to Internet Age Fund from a short sale is potentially unlimited.

8.             What Information Age Fund shares will shareholders of Internet Age Fund receive if the Reorganization occurs?

Shareholders of Internet Age Fund will receive either Class A or Class K shares in Information Age Fund in return for their Class A or Class K shares, respectively, of Internet Age Fund.

9.             How do the shareholder policies and procedures of Information Age Fund compare to the shareholder policies and procedures of Internet Age Fund?

The shareholder policies and procedures of Information Age Fund are identical to the shareholder policies and procedures of Internet Age Fund. For additional information regarding the shareholder policies and procedures of Information Age Fund, please see the Prospectus of the Trust, dated May 1, 2007, which accompanies this Prospectus/Proxy Statement.

Each Fund distributes substantially all of its net investment income and net capital gain income at least once a year.

10.          What are the federal income tax consequences of the Reorganization?

The Reorganization is expected to be tax-free for federal income tax purposes. This means that neither Internet Age Fund nor shareholders of Internet Age Fund are expected to recognize a gain or loss directly as a result of the Reorganization. However, because the Reorganization will end the tax year of Internet Age Fund, it may accelerate distributions from Internet Age Fund to shareholders. Specifically, Internet Age Fund will recognize any net investment company taxable income and any net capital gains, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), in the short tax year ending on the date of the Reorganization, and will declare and pay a distribution of such income and any such net capital gains remaining after reduction of any available capital loss carryforwards to its shareholders on or before that date. It is anticipated that any such capital gains will be offset by available capital losses.

Information Age Fund’s ability to use the significant pre-Reorganization losses of Internet Age Fund to offset post-Reorganization gains of the combined Fund is expected to be substantially limited as a result of the Reorganization due to the application of loss limitation rules under federal tax law. For instance, at March 31, 2007, Internet Age Fund had approximately $120 million in capital loss carryforwards available to offset future capital gains; its total net assets at that date were approximately $59 million. By contrast, Information Age Fund had no loss carryforwards at that date, and approximately $75 million in total net assets. After the Reorganization, Information Age Fund will only be able to carry forward a small portion of the capital loss carryforwards of Internet

Age Fund. For example, if the Reorganization had occurred on March 31, 2007, based on certain assumptions, Information Age Fund would ultimately have been able to carry forward as little as approximately $5 million of Internet Age Fund’s loss carryforwards; the remainder of Internet Age Fund’s loss carryforwards would not have been available for use by the combined Fund. In addition, to the extent that outstanding Internet Age Fund shares are redeemed prior to the Reorganization, such that the net asset value of Internet Age Fund is reduced below the net asset value of the Fund on March 31, 2007, the combined Fund will be able to carry forward even less of Internet Age Fund’s capital loss carryforwards. As a result, former Internet Age Fund shareholders may well receive taxable distributions of capital gains from Information Age Fund at times when distributions, if any, of capital gains from Internet Age Fund would have been offset by capital losses if the Reorganization had not occurred.

The cost basis of Internet Age Fund’s shares is expected to carry over to shareholders’ new shares in Information Age Fund, and the holding period in the shares of Information Age Fund will include the holding period that existed in their Internet Age Fund shares. At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

A substantial portion of the portfolio assets of Internet Age Fund may be sold in connection with the Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Internet Age Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, as reduced by any available capital losses, including in the form of carryforwards, will be distributed to Internet Age Fund’s shareholders, and such distribution will be taxable to such shareholders. It is anticipated that any such capital gains will be offset by available capital losses. Please see “II. PROPOSAL: REORGANIZATION OF INTERNET AGE FUND INTO INFORMATION AGE FUND – Federal Income Tax Consequences” for additional information.

11.          Will shareholders be expected to pay for the Reorganization?

No. Shareholders will not bear any of the costs associated with the Reorganization. All costs of the reorganization are being borne by RS Investments and not by Internet Age Fund or Information Age Fund.

II. PROPOSAL:  REORGANIZATION OF INTERNET AGE FUND INTO INFORMATION AGE FUND.

Introduction.

This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies from the shareholders of Internet Age Fund by and on behalf of the Board of Trustees for use at the Meeting.

Terms of The Proposed Reorganization.

Shareholders of Internet Age Fund are being asked to vote for the approval of the Agreement and Plan of Reorganization. If approved by the shareholders of Internet Age Fund, the Reorganization is expected to occur on or around July [•], 2007, or such other date as the parties may agree, under the Agreement and Plan of Reorganization (the “Closing Date”).

The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization and is qualified in its entirety by the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Appendix A. For a more complete understanding of the Agreement and Plan of Reorganization, you should read Appendix A.

•              Internet Age Fund will transfer all of its assets and liabilities to Information Age Fund in exchange for Class A and Class K shares of Information Age Fund, with an aggregate net asset value equal to the net value of the transferred assets and liabilities. The liabilities consist of all of Internet Age Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date.

•              The assets and liabilities of Internet Age Fund and Information Age Fund will be valued as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing

Date, using the valuation policies and procedures for Information Age Fund, which are identical to the valuation policies and procedures for Internet Age Fund.

•              The Class A and Class K shares of Information Age Fund received by Internet Age Fund will be distributed to the shareholders of Internet Age Fund pro rata based on their ownership of Class A shares or Class K shares, as the case may be, of Internet Age Fund, in full liquidation of Internet Age Fund.

•              After the Reorganization, Internet Age Fund’s affairs will be wound up, and Internet Age Fund will be liquidated.

•              The Reorganization requires approval by shareholders of Internet Age Fund and satisfaction of a number of other conditions; the Reorganization may be terminated at any time with the approval of the Trust and under certain other circumstances.

Information Age Fund Shares.

If the Reorganization occurs, shareholders of Internet Age Fund will receive either Class A or Class K shares of Information Age Fund. Information Age Fund shares that an Internet Age Fund shareholder will receive will have the following characteristics:

•              They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s Class A or Class K shares, as the case may be, of Internet Age Fund as of the business day before the Closing Date, as determined using the Trust’s valuation policies and procedures.

•              Class A and Class K shares of Information Age Fund and Internet Age Fund have identical sales charges imposed on purchases and related break points.

•              Information Age Fund may also have Class Y and Class C shares outstanding at the time of the Reorganization, but those shares will not be involved in the Reorganization.

Factors Considered by the Board of Trustees.

The Trustees (including those Trustees who are not “interested persons” as defined by the 1940 Act) of the Trust, held a meeting on April 4, 2007 to evaluate and consider the proposal to reorganize Internet Age Fund into Information Age Fund (as previously defined, the “Reorganization”). As part of their review process, the Independent Trustees were represented by independent legal counsel. In the course of their evaluation, the Trustees reviewed materials received from RS Investments, independent legal counsel, and other information made available to them about the Funds. The Trustees were provided with information both in writing and during oral presentations made at that meeting and at prior meetings, including, among other things, historical performance information, historical expense ratios, and the projected expense ratio of Information Age Fund following the Reorganization.

Based upon their review, the Trustees, including a majority of the Independent Trustees, unanimously concluded that it was in the best interests of Internet Age Fund that the Reorganization be approved and that the interests of Internet Age Fund’s shareholders would not be diluted as a result of the Reorganization. In reaching this conclusion, no single factor was determinative in the Trustees’ analysis, but rather the Trustees considered a variety of factors. The Trustees considered:

•              that RS Investments believes that, over time, an investment in Internet Age Fund may be more volatile than an investment in Information Age Fund, due to the more limited universe of stocks in which Internet Age Fund invests;

•              that the combination of the two Funds will provide shareholders of Internet Age Fund an opportunity to continue to invest in a more diversified portfolio of technology-focused portfolio investments;

•              that the portfolio management teams of the two Funds are the same;

•              that Information Age Fund is larger than Internet Age Fund, and has a lower expense ratio;

•              that the combined Fund will be substantially larger, resulting in potentially lower expenses resulting from fixed costs being spread over a larger asset base;

•              that RS Investments believes that it is unlikely that Internet Age Fund will increase substantially in size in the foreseeable future from the sale of additional shares of the Fund because of an overall decline over the past several years in the demand for mutual funds that invest extensively in investments directly associated with the Internet, and so Internet Age Fund is unlikely to achieve the economies of scale or cost savings that often accompany increases in a mutual fund’s size;

•              the relative investment performance of the Funds;

•              that RS Investments has undertaken to pay all the expenses associated with the Reorganization, including costs associated with the Board’s review of the proposal; and

•              that all liabilities and obligations of Internet Age Fund of any kind whatsoever, whether absolute, accrued, contingent, or otherwise, in existence on the Closing Date, will be transferred to Information Age Fund.

In addition, the Trustees considered that the majority of Internet Age Fund’s loss carryforwards described above, approximately $100 million, would expire in 2009, and the rest in 2010. They considered that, if Internet Age Fund were to continue its separate existence, it would likely be able to take advantage of only a relatively small portion of the loss carryforward – generally an amount equal to the actual realized capital gains of the Fund for the period through 2010. They also considered the likely benefits to shareholders of Internet Age Fund as a result of the Reorganization, including the more diverse portfolio of investments, concentrated management team, and potentially lower operating expenses, and determined that the substantial limitation of Internet Age Fund’s loss carryforwards as a result of the Reorganization should not be seen to result in a dilution of the interests of the shareholders of Internet Age Fund.

A vote of shareholders of Information Age Fund is not needed to approve the Reorganization.

Federal Income Tax Consequences.

The Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes. Ropes & Gray LLP will deliver to Information Age Fund and Internet Age Fund an opinion, and the closing of the Reorganization will be conditioned on receipt of such an opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes:

•              The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and Internet Age Fund and Information Age Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•              Under Section 361 of the Code, no gain or loss will be recognized by Internet Age Fund upon the transfer of its assets to Information Age Fund in exchange for Information Age Fund shares and the assumption by Information Age Fund of Internet Age Fund’s liabilities, or upon the distribution of Information Age Fund shares by Internet Age Fund to its shareholders in liquidation;

•              Under Section 354 of the Code, no gain or loss will be recognized by shareholders of Internet Age Fund on the distribution of Information Age Fund shares to them in exchange for their shares of Internet Age Fund;

•              Under Section 358 of the Code, the aggregate tax basis of Information Age Fund shares that Internet Age Fund’s shareholders receive in exchange for their Internet Age Fund shares will be the same as the aggregate tax basis of Internet Age Fund shares exchanged therefor;

•              Under Section 1223(1) of the Code, Internet Age Fund shareholder’s holding period for Information Age Fund shares received pursuant to the Agreement and Plan of Reorganization will be determined by including the holding period for Internet Age Fund shares exchanged therefor, provided that the shareholder held Internet Age Fund shares as a capital asset on the date of the exchange;

•              Under Section 1032 of the Code, no gain or loss will be recognized by Information Age Fund upon receipt of the assets transferred to Information Age Fund pursuant to the Agreement and Plan of Reorganization in exchange for Information Age Fund shares and the assumption by Information Age Fund of the liabilities of Internet Age Fund;

•              Under Section 362(b) of the Code, Information Age Fund’s tax basis in the assets that Information Age Fund receives from Internet Age Fund will be the same as Internet Age Fund’s tax basis in such assets immediately prior to such exchange;

•              Under Section 1223(2) of the Code, the holding period in the shares of Information Age Fund will include the holding period that existed in Internet Age Fund shares; and

•              Under Section 381 of the Code, Information Age Fund will succeed to the capital loss carryovers of Internet Age Fund, if any, but the use by Information Age Fund of any such capital loss carryovers (and of capital loss carryovers of Information Age Fund) may be subject to limitations under Sections 382, 383, and 384 of the Code and the applicable Treasury Regulations thereunder.

The opinion will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

A substantial portion of the portfolio assets of Internet Age Fund may be sold in connection with the Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Internet Age Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, as reduced by any available capital losses, including in the form of carryforwards, will be distributed to Internet Age Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to such shareholders. It is anticipated that any such capital gains will be offset by available capital losses.

The opinion will be based on certain factual certifications made by officers of the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Prior to the closing of the Reorganization, Internet Age Fund will, and Information Age Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. Such distributions will be taxable to shareholders.

Information Age Fund’s ability to utilize the significant pre-Reorganization losses of Internet Age Fund to offset post-Reorganization gains of the combined Fund is expected to be substantially limited as a result of the Reorganization due to the application of loss limitation rules under federal tax law. For instance, if the Reorganization had taken place on March 31, 2007, Internet Age Fund would have had approximately $120 million in pre-Reorganization losses, as little as $5 million of which could potentially be utilized by Information Age Fund to offset pre-Reorganization gains. In addition, for five years beginning after the Closing Date, the combined Fund will not be allowed to offset gains “built in” to either Fund at the time of the Reorganization against capital losses (including capital loss carryforwards) built in to the other Fund. The effect of these limitations, however, will depend on the amount of losses in Internet Age Fund and Information Age Fund at the time of the Reorganization.

As a result, former Internet Age Fund shareholders may well receive taxable distributions of capital gains from Information Age Fund at times when distributions, if any, of capital gains from Internet Age Fund would have been offset by capital losses if the Reorganization had not occurred.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S., and other tax laws.

Comparison of Service Providers.

The Funds have the same service providers. It is not expected that any service providers to Information Age Fund would change as a result of the Reorganization. Additional information regarding Information Age Fund’s service providers is available in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

Existing and Pro Forma Capitalization.

The following tables show on an unaudited basis as of December 31, 2006, (i) the capitalization of Internet Age Fund and Information Age Fund, and (ii) the pro forma capitalization of Information Age Fund, as adjusted giving effect to the proposed Reorganization:

	Target Fund	Acquiring Fund	Pro Forma Combined*
Net Assets(a)
Class A	$65,180,131	$84,485,359	$149,758,465
Class K	—	—	—

Net Asset Value Per Share(a)
Class A	$7.95	$15.88	$15.89
Class K	—	—	—

Shares Outstanding (a)
Class A	8,201,646	5,320,214	9,424,739
Class K	—	—	—

Ratio of expenses to average net assets (a)
Class A	1.67%	1.61%	1.60%
Class K	—	—	—

(a)  There were no Class K shares issued at December 31, 2006.

*Assumes the Reorganization was consummated on December 31, 2006, and is for information purposes only.

The capitalizations of Internet Age Fund and Information Age Fund, and consequently the pro forma capitalization of Information Age Fund, are likely to be different at the effective time of the Reorganization as a result of market movements and daily share purchase and redemption activity, as well as the effects of other ongoing operations of Internet Age Fund and Information Age Fund prior to the completion of the Reorganization.

Additional Information.

Additional information applicable to Internet Age Fund and Information Age Fund is hereby incorporated by reference to the Trust’s prospectus dated May 1, 2007, as supplemented from time to time. Additional information applicable to Information Age Fund can also be found in the statement of additional information relating to this Prospectus/Proxy Statement, dated May [•], 2007.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF INTERNET AGE FUND APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

III. VOTING INFORMATION.

Required Vote for the Proposal.

Approval of the Reorganization requires the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of Internet Age Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of Internet Age Fund or (2) 67% or more of the shares of Internet Age Fund present at a meeting if more than 50% of the outstanding shares of Internet Age Fund are represented at the Meeting in person or by proxy. A vote of shareholders of Information Age Fund is not needed to approve the Reorganization. Class A and Class K shareholders of Internet Age Fund will vote together as a single Class

If shareholders of Internet Age Fund do not approve the Reorganization, the Board of Trustees may consider possible alternative arrangements in the best interests of Internet Age Fund and its shareholders.

Voting Information.

The Board of Trustees has fixed the close of business on May 29, 2007 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof.

Information about Proxies and the Conduct of the Meeting.

Solicitation of Proxies.

Proxies will be solicited primarily by mailing this Prospectus/Proxy Statement and related enclosures, but proxies may also be solicited through further mailings, telephone communication by officers of the Trust, or by regular employees of RS Investments, none of whom will receive compensation for their participation in the solicitation. In addition, the firm of Computershare Fund Services, Inc. (“CFS”) has been retained to assist in the solicitation of proxies at a cost that is not expected to exceed $60,000, although actual costs may be substantially higher. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs and solicitation of proxies, are borne by RS Investments and not by Internet Age Fund or Information Age Fund.

Voting Process.

The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date, and return the enclosed proxy card following the instructions printed on the card. To use the Internet, please access the Internet address listed on your proxy card and follow the instructions on the website. To record your voting instructions via automated telephone service, call the toll-free number listed on your proxy card. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

As the Meeting date approaches, certain shareholders of Internet Age Fund may receive a telephone call from a representative of Computershare Fund Services (“CFS”), the Trust’s proxy solicitor, if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below.

In all cases where a telephonic proxy instruction is solicited, the CFS representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the CFS representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to CFS, then the CFS representative has the responsibility to explain the process, read the Proposal listed on the proxy card , and ask for the shareholder’s instructions on the Proposal. Although the CFS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Prospectus/Proxy Statement. CFS will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her instruction and asking the shareholder to call CFS immediately if his or her instructions are not correctly reflected in the confirmation.

Shareholders of Internet Age Fund are entitled to cast one vote for each share owned on the record date, and a proportionate fractional vote for each fractional share entitled to vote on the record date.

Quorum and Method of Tabulation.

Shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendations of the Board. You may revoke a proxy at any time before it is exercised by sending or delivering a written revocation to the Secretary of the Trust (which will be effective when it is received by the Secretary), by properly executing and delivering a later-dated proxy, or by attending the Meeting, requesting return of your proxy, and voting in person.

The Amended and Restated Agreement and Declaration of Trust provides that forty percent (40%) of the shares entitled to vote on a matter shall constitute a quorum for the transaction of business on that matter at a meeting. In determining whether a quorum is present, shares represented by proxies that reflect abstentions, “broker non-votes,” and the withholding of authority to vote will be counted as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of votes against the Proposal.

“Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. The Trust may request that selected brokers or nominees refrain from returning proxies in respect of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Trust also may request that selected brokers or nominees return proxies in respect of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

Distributor’s Address.

The address of Internet Age Fund’s distributor is Guardian Investor Services LLC (“GIS”), 7 Hanover Square, New York, New York 10004. GIS is also the distributor of Information Age Fund and will remain the distributor of Information Age Fund after the proposed Reorganization.

Share Ownership.

As of May [•], 2007, Internet Age Fund had [    ] issued and outstanding voting shares. As of May [•], 2007, the Trustees and officers of the Trust owned less than one percent of the outstanding shares of Internet Age Fund and Information Age Fund. As of May [•], 2007, the following shareholders owned of record five percent or more of Internet Age Fund or Information Age Fund:

[5%+ Shareholder Name and Address]

Fund	Number of Shares Owned	% Record Ownership

[5%+ Shareholder Name and Address]

Fund	Number of Shares Owned	% Record Ownership

[5%+ Shareholder Name and Address]

Fund	Number of Shares Owned	% Record Ownership

No person was known to the Trust to own beneficially 5% or more of either Fund’s outstanding shares as of that date.

Adjournments; Other Business.

If a quorum for Internet Age Fund is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require an affirmative vote of a majority of the shares of Internet Age Fund represented at the Meeting in person or by proxy. The persons named as proxies will vote all proxies that they are entitled to vote for the Proposal FOR such an adjournment with respect to the Proposal; any proxies required to be voted against the Proposal will be voted AGAINST adjournment as to the Proposal; proxies marked to abstain from voting on the Proposal will abstain from voting on adjournment as to the Proposal; broker non-votes received in respect of the Proposal will be considered votes FOR such an adjournment. The costs of any such additional solicitation and of any adjourned session will be borne by RS Investments.

The Board of Trustees knows of no business to be brought before the Meeting other than the Proposal. However, if any other matters properly come before the Meeting, it is the Trustees’ intention that proxies which do not contain specific restrictions to the contrary will be voted on such other matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

IV.           INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Additional information about Information Age Fund is included in the Statement of Additional Information dated May [•], 2007, relating to this Prospectus/Proxy Statement, the Statement of Additional Information of the Trust dated May [•], 2007, and the Funds’ annual and semiannual reports to shareholders, all of which have been filed with the SEC under the Securities Act of 1933. Copies of these materials may be obtained without charge by calling 1-800-766-FUND (3863).

Proxy material, reports, proxy and information statements, registration statements and other information filed by the Trust can be inspected and copied at the SEC’s public reference facilities located at 100 F Street, N.E., Washington, D.C. 20549. Copies of such filings may be available at the following Commission regional offices: 33 Arch Street, 23rd Floor, Boston, MA 02110; 801 Brickell Avenue, Suite 1800, Miami, FL 33131; 1801 California Street, Suite 1500, Denver, CO 80202; 801 Cherry Street, Unit 18, Fort Worth, TX 76102; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036; 44 Montgomery Street, Suite 2600, San Francisco, CA 94104; 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604; and The Mellon Independence Center, 701 Market Street, Philadelphia, PA 19106. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates or by calling 1-202-551-8090.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of April [•], 2007, by and among RS Investment Trust, a Massachusetts business trust (the “Trust”), on behalf of The Information Age Fund (the “Acquiring Fund”), and on behalf of RS Internet Age Fund (the “Acquired Fund”) , and, for purposes of Section 9.2 only, RS Investment Management Co. LLC (“RSIM”). The capitalized terms used herein shall have the meanings ascribed to them in this Agreement.

This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Sections 361(a) and 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Class A shares (the “Class A Acquiring Fund Shares”) and  Class K shares (the “Class K Acquiring Fund Share”, and, together with the Class A Acquiring Fund Shares, the “Acquiring Fund Shares”) of beneficial interest, no par value per share, of the Acquiring Fund; (ii) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (iii) the distribution, after the closing date contemplated by Section 3.1 (the “Closing Date”), of the Class A shares and Class K shares, pro rata to the shareholders of the corresponding class of shares of the Acquired Fund, and the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.             TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUND

1.1.          Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein:

(a)           The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, on the Closing Date, all of the properties and assets of the Acquired Fund as set forth in Section 1.2.

(b)           The Acquiring Fund shall, on the Closing Date, (i) issue and deliver to the Acquired Fund (1) the number of Class A Acquiring Fund Shares (including fractional shares, if any) determined by dividing (A) the amount of the assets of the Acquired Fund attributable to its Class A shares, less the amount of the liabilities of the Acquired Fund attributable to its Class A shares, computed in the manner and as of the time and date set forth in Section 2.2, by (B) the net asset value of one Class A Acquiring Fund Share, computed in the manner and as of the time and date set forth in Section 2.3, and (2) the number of Class K Acquiring

Fund Shares (including fractional shares, if any) determined by dividing (A) the amount of the assets of the Acquired Fund attributable to its Class K shares, less the amount of the liabilities of the Acquired Fund attributable to its Class K shares, computed in the manner and as of the time and date set forth in Section 2.2, by (B) the net asset value of one Class K Acquiring Fund Share, computed in the manner and as of the time and date set forth in Section 2.3, and (ii) assume all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent, or otherwise, in existence on the Closing Date. Such transactions shall take place at the closing provided for in Section 3 (the “Closing”).

(c)           Upon consummation of the transactions described in subsections (a) and (b) above, the Acquired Fund in complete liquidation shall distribute to its respective shareholders of record as of the Closing Date the Acquiring Fund Shares received by it. Each Class A shareholder of the Acquired Fund shall be entitled to receive that number of Class A Acquiring Fund Shares equal to the total of (i) the number of Class A shares of the Acquired Fund held by such shareholder divided by the number of Class A shares of the Acquired Fund outstanding on such date multiplied by (ii) the total number of Class A Acquiring Fund Shares received by the Acquired Fund. Each Class K shareholder of the Acquired Fund shall be entitled to receive that number of Class K Acquiring Fund Shares equal to the total of (i) the number of Class K shares of the Acquired Fund held by such shareholder divided by the number of Class K shares of the Acquired Fund outstanding on such date multiplied by (ii) the total number of Class K Acquiring Fund Shares received by the Acquired Fund.

1.2.          The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other properties and assets which are owned by the Acquired Fund on the Closing Date and any deferred expenses, other than any unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

1.3.          As provided in Section 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will liquidate and distribute to its shareholders of record the Acquiring Fund Shares received by the Acquired Fund as contemplated by Section 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund shareholders and representing the respective numbers of the Acquiring Fund Shares due to such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.4.          With respect to the Acquiring Fund Shares distributable pursuant to Section 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Fund will not permit such shareholder to receive Acquiring Fund Share certificates therefor, exchange such Acquiring Fund Shares for shares of other series of the Trust, effect an account transfer of such Acquiring Fund Shares, or pledge or redeem such Acquiring Fund Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund Shares or, in the event of lost certificates, posted adequate bond.

1.5.          As soon as practicable after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete liquidation. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and thereafter.

1.6.          Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Acquired Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Trust, and, for clarity, under no circumstances will any other series of the Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

2.             VALUATION

2.1.          On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of Class A and Class K Acquiring Fund Shares (including fractional shares, if any) determined as provided in Section 1.

2.2.          The value of the Acquired Fund’s net assets will be computed as of the Valuation Date using the valuation procedures for the Acquiring Fund set forth in the Trust’s Agreement and Declaration of Trust and the Acquiring Fund’s then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”).

2.3.          The net asset value of a Class A or a Class K Acquiring Fund Share shall be the net asset value per Class A share or Class K share, as  the case may be, of the Acquiring Fund computed as of the Valuation Date using the valuation procedures for the Acquiring Fund set forth in the Trust’s Agreement and Declaration of Trust and the Acquiring Fund Prospectus.

2.4.          The Valuation Date shall be 4:00 p.m. Eastern time on the business day immediately preceding the Closing Date, or such earlier date as may be mutually agreed upon in writing by the parties hereto (the “Valuation Date”).

2.5.          The Acquiring Fund shall issue the Class A Acquiring Fund Shares to the Acquired Fund on one share deposit receipt registered in the name of the Acquired Fund. The Acquiring Fund shall issue the Class K Acquiring Fund Shares to the Acquired Fund on one share deposit receipt registered in the name of the Acquired Fund. The Acquired Fund shall distribute in liquidation the Acquiring Fund Shares received by it hereunder to its shareholders as contemplated by Section 1.1, by redelivering such share deposit receipts to the Trust’s transfer agent which will as soon as practicable set up open accounts for Acquired Fund shareholders in accordance with written instructions furnished by the Acquired Fund.

2.6.          The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Date, in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

2.7.          All computations of value shall be made by the pricing agent for the Acquiring Fund, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund using the valuation procedures set forth in the Trust’s Agreement and Declaration of Trust and the Acquiring Fund Prospectus.

3.             CLOSING AND CLOSING DATE

3.1.          The Closing Date shall be July [•], 2007, or at such other date to which the parties may agree. The Closing shall be held at the offices of Ropes & Gray LLP, One International Place, Boston, MA 02110, at 9:00 a.m. Eastern Time or at such other time and/or place as the parties may agree.

3.2.          The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to the custodian for the Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the custodian for the Acquiring Fund.

3.3.          In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the Valuation Date, this Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other party.

3.4.          At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund shareholders and the number of outstanding shares of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Trust, on behalf of the Acquired Fund. The Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that the Acquiring Fund Shares issuable pursuant to Section 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited pro rata within each class of shares to open accounts in the names of Acquired Fund shareholders as provided in Section 1.3.

3.5.          At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.

4.             REPRESENTATIONS AND WARRANTIES

4.1.          Representations and Warranties of the Trust, on behalf of the Acquired Fund.

The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)           The Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Trust is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure to so qualify would have a material adverse effect on the Acquired Fund. The Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)           The Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act.

(c)           The Acquired Fund is not in violation in any material respect of any provisions of the Trust’s Declaration of Trust or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)           The Acquired Fund’s current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”) conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)           At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2.

(f)            Except as otherwise disclosed to the Acquiring Fund, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquired Fund, threatened as to the

Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. Neither the Trust nor the Acquired Fund knows of any facts which might form the basis for the institution of such proceedings and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(g)           The statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (indicating their market values) of the Acquired Fund at, as of and for the fiscal year ended December 31, 2006, audited by PricewaterhouseCoopers LLP, independent registered public accounting firm to the Acquired Fund, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since December 31, 2006. Prior to the Closing Date, the Acquired Fund will endeavor to quantify and reflect on its statements of assets and liabilities all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2006, whether or not incurred in the ordinary course of business.

(h)           Since December 31, 2006, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness. For purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

(i)            As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been timely filed and were true, correct and complete in all material respects as of the time of their filing, and all taxes of the Acquired Fund which are due and payable shall have been timely paid. The Acquired Fund is not liable for taxes of any person other than itself and is not a party to any tax sharing or allocation agreement. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Trust’s or the Acquired Fund’s knowledge, the Acquired Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised, and it is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(j)            The Acquired Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. There is no other tax liability (foreign, state, local) except as accrued on the Acquired Fund’s books. The Acquired Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Acquired Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. Except as otherwise disclosed to the Acquiring Fund, the Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(k)           The Acquired Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations.

(l)            The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Trust may authorize from time to time. The outstanding shares of beneficial interest of the Acquired Fund as of the Closing Date are divided into Class A shares and Class K shares, each having the characteristics described in the Acquired Fund Prospectus and will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 3.4. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund (except as set forth in the Acquired Fund Prospectus), and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquired Fund are outstanding.

(m)          The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(n)           The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of the Trust and by all other necessary trust action on the part of the Trust and the Acquired Fund, other than shareholder approval as required by Section 8.1 hereof, and subject to such shareholder approval, this Agreement constitutes the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(o)           The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Acquired Fund shareholders as provided in Section 1.1(c).

(p)           The information relating to the Acquired Fund furnished by the Trust and the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(q)           As of the date of this Agreement, the Trust and the Acquired Fund have provided the Acquiring Fund with information relating to the Acquired Fund reasonably necessary for the preparation of a prospectus, including the proxy statement of the Acquired Fund (the “Prospectus/Proxy Statement”), to be included in a Registration Statement on Form N-14 of the Trust (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, (the “1934 Act”) and the 1940 Act in connection with the meeting of shareholders of the Acquired Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Acquired Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(r)            There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the Acquired Fund Prospectus or in the Registration Statement.

(s)           No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(t)            As of both the Valuation Date and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of the Acquired Fund, and without any restrictions upon the transfer thereof. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its portfolio investments as of December 31, 2006, referred to in Section 4.1(g) hereof, as supplemented with such changes as the Acquired Fund shall make after December 31, 2006, which changes shall be disclosed to the Acquiring Fund in an updated schedule of investments, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date.

(u)           The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(v)           To the best of the Trust’s and the Acquired Fund’s knowledge, all of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

4.2.          Representations and Warranties of the Trust, on behalf of the Acquiring Fund.

The Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)           The Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Trust is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure so to qualify would have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)           The Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of this Agreement and Declaration of Trust of the Trust and the 1940 Act.

(c)           The Acquiring Fund is not in violation in any material respect of any provisions of the Trust’s Agreement and Declaration of Trust or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)           The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not and will not include any untrue statement of a material fact or omit to state any material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)           Except as otherwise disclosed to the Acquired Fund, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquiring Fund, threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. Neither the Trust nor the Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(f)            The statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (indicating their market values) of the Acquiring Fund at, as of and for the fiscal year ended December 31, 2006, audited by PricewaterhouseCoopers LLP, independent registered public accounting firm to the Acquiring Fund, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such date and for the period then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since December 31, 2006.

(g)           Since December 31, 2006, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For purposes of this subparagraph (g), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

(h)           The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. There is no other tax liability (foreign, state, local) except as accrued on the Acquiring Fund’s books. The Acquiring Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquiring Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Acquiring Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. Except as otherwise disclosed to the Acquired Fund, the Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(i)            The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund as of the Closing Date will be divided into Class A shares and Class K shares, having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund, including the Acquiring Fund Shares issued hereunder, are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding.

(j)            The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of the Trust and by all other necessary trust action on the part of the Trust and the Acquiring Fund, and constitute the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(k)           The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(l)            As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(m)          There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Acquiring Fund Prospectus and the Registration Statement.

(n)           The books and records of the Acquiring Fund made available to the Acquired Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(o)           No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws.

5.             COVENANTS OF THE PARTIES.

5.1.          The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that, such ordinary course of business will include purchases and sales of portfolio securities, sales and redemptions of shares, and regular and customary periodic dividends and distributions.

5.2.          The Trust will call a meeting of the Acquired Fund shareholders as soon as practicable after the date of filing the Registration Statement to be held prior to the Closing Date for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the Acquiring Fund as herein provided, adopting this Agreement and authorizing the liquidation of the Acquired Fund, and taking all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.          In connection with the Acquired Fund shareholders’ meeting referred to in Section 5.2, the Trust will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, which the Trust will file for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.

5.4.          Each of the Trust, the Acquired Fund, and the Acquiring Fund will cooperate with the others, and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus/Proxy Statement. Without limiting the foregoing, the Trust and the Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund Shares.

5.5.          As promptly as practicable, but in any case within sixty days after the Closing Date, the Trust or the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by PricewaterhouseCoopers LLP and certified by the Trust’s President and Treasurer.

5.6.          The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7.          The Trust and the Acquired Fund agree that the liquidation of the Acquired Fund will be effected in the manner provided in the Trust’s Declaration of Trust and Bylaws in accordance with applicable law, and that on and after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

6.             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.          The Trust and the Acquired Fund shall have delivered to the Acquiring Fund a certificate executed on their behalf by the Trust’s President or any Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.          The Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Date, certified on the Acquired Fund’s behalf by the Trust’s President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since December 31, 2006.

6.3.          The assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of limitations contained in the Trust’s Agreement and Declaration of Trust or of investment restrictions disclosed in the Acquiring Fund Prospectus in effect on the Closing Date, may not properly acquire, and as of the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this agreement, the Acquiring Fund will remain a “diversified company” within the meaning of Section 5(b)(1) of the 1040 Act.

6.4.          All proceedings taken by the Acquired Fund in connection with the transactions contemplated by this Agreement and all material documents related thereto shall be reasonably satisfactory in form and substance to the Acquiring Fund.

6.5.          The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request.

6.6.          Prior to the Closing Date, the Trust, on behalf of the Acquired Fund, shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income for its taxable year ended December 31, 2006 and the short taxable year beginning January 1, 2007 and ending on the Closing Date (computed without regard to any deduction for dividends paid), and all of the Acquired Fund’s net capital gain realized in its taxable year ended December 31, 2006 and the short taxable year beginning on January 1, 2007 and ending on the Closing Date (after reduction by any capital loss carryover).

6.7.          The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

6.8.          The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund’s transfer agent (i) the originals or true copies of all of the records of the Acquired Fund in the possession of the Acquired Fund’s  transfer agent as of the Closing Date, (ii) a record specifying the number of Acquired Fund Shares outstanding as of the Valuation Date and (iii) a record specifying the name and address of each holder of record of any Acquired Fund Shares and the number of Acquired Fund Shares held of record by each such shareholder as of the Valuation Date. The Acquired Fund’s transfer agent shall also have provided the Acquiring Fund with a certificate confirming that the acts specified in the preceding sentence have been taken and that the information so supplied is complete and accurate to the best knowledge of the transfer agent.

6.9.          All of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired

Fund shall have taken all actions that in the opinion of the Acquiring Fund or its counsel are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or its counsel to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

6.10.        The Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP, counsel to the Acquired Fund for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)           This Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquired Fund, and assuming the due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Acquiring Fund, is a valid and binding obligation of the Trust and the Acquired Fund enforceable against the Trust and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(b)           The Acquired Fund has the power as a series of a business trust to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

(c)           The execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund did not, and the performance by the Trust and the Acquired Fund of their obligations hereunder will not, violate the Trust’s Declaration of Trust or Bylaws, or any provision of any material agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any material agreement, judgment or decree to which the Trust or the Acquired Fund is a party or by which it is bound.

(d)           To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained.

(e)           Such counsel does not know of any legal or governmental proceedings relating to the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in Section 5.3 or the Closing

Date required to be described in the Registration Statement which are not described as required.

(f)            The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act.

7.             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.          The Trust and the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed on their behalf by the Trust’s President or any Vice President and its Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2.          The Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement.

7.3.          All proceedings taken by the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquired Fund.

7.4.          The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Ropes & Gray LLP appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquired Fund, to the following effect:

(a)           This Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Acquired Fund, is the valid and binding obligation of the Trust and the Acquiring Fund enforceable against the Trust and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(b)           The execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund did not, and the performance by the Trust and the Acquiring Fund of their obligations hereunder will not, violate the Trust’s Agreement and Declaration of Trust or Bylaws, or any provision of any material agreement known to such counsel to which the Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any material agreement, judgment, or decree to which the Trust or the Acquiring Fund is a party or by which it is bound.

(c)           To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained.

(d)           Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in Section 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required.

(e)           The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act.

(f)            Assuming that a consideration not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and, except as set forth in the Acquiring Fund Prospectus, nonassessable Class A shares and Class K shares of beneficial interest in the Acquiring Fund.

(g)           The Registration Statement has become effective and, to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued.

8.             FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES.

The respective obligations of the Trust, the Acquiring Fund, and the Acquired Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.          This Agreement shall have been approved by a majority of the outstanding shares of the Acquired Fund in the manner required by the Trust’s Declaration of Trust, Bylaws and applicable law, and the parties shall have received reasonable evidence of each such approval.

8.2.          On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3.          All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by the Trust, the Acquired Fund, or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.4.          The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.          The Acquired Fund and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes:

(a)           The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund’s assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in Section 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)           No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in Section 1 hereof.

(c)           No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in Section 1 hereof.

(d)           The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer.

(e)           The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund.

(f)            No gain or loss will be recognized by Acquired Fund shareholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares.

(g)           The aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor.

(h)           An Acquired Fund shareholder’s holding period for the Acquiring Fund Shares to be received will include the period during which Acquired Fund Shares exchanged therefor were held, provided that the shareholder held Acquired Fund Shares as a capital asset on the date of the exchange.

(i)            The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

The opinion will be based on certain factual certifications made by officers of the Trust  and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.6.          At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for Section 8.1) may be waived by the Board of Trustees of the Trust, if, in the judgment of the Board of Trustees of the Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the interests of the shareholders of the Acquiring Fund.

9.             BROKERAGE FEES; EXPENSES.

9.1.          Each of the Trust, the Acquired Fund, and the Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

9.2.          RSIM agrees to assume and to pay all expenses incurred by the Trust, the Acquiring Fund, and the Acquired Fund in connection with the transaction contemplated by this Agreement.

10.           ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1.        This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter and may not be changed except by a letter of agreement signed by each party hereto.

10.2.        The representations, warranties and covenants contained in this Agreement or in any other document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11.           TERMINATION

11.1.        This Agreement may be terminated by the mutual agreement of the Acquired Fund and the Acquiring Fund, prior to the Closing Date.

11.2.        In addition, either the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)           With respect to a termination by the Acquired Fund, of a material breach by the Acquiring Fund of any representation, warranty, covenant or agreement contained herein to be performed by the Acquiring Fund at or prior to the Closing Date; or with respect to a termination by the Acquiring Fund, of a material breach by the Acquired Fund of any representation, warranty, covenant or agreement herein to be performed by the Acquired Fund at or prior to the Closing Date;

(b)           A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c)           Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.2(c) shall have used its reasonable efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

11.3.        If the transactions contemplated by this Agreement have not been substantially completed by [•], 2007, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the Acquiring Fund.

11.4.        If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

11.5.        In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that (a) Sections 9, 11.4, 14 and 15 shall survive any termination of this Agreement, and (b) notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liability or damages arising out of any breach of any provision of this Agreement by any party prior to the date of termination, unless the termination is effected pursuant to Section 11.1.

12.           TRANSFER TAXES.

Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

13.           AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be agreed upon in writing by the authorized officers of the Trust; provided, however, that following the shareholders’ meeting called by the Acquired Fund pursuant to Section 5.2 no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

14.           NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Trust, the Acquiring Fund or the Acquired Fund at 388 Market Street, Suite 1700, San Francisco, California 94111, Attn: Terry R. Otton, President.

15.           MISCELLANEOUS.

15.1.        The article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3.        This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

15.4.        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5.        A copy of the Trust’s Amended and Restated Agreement and Declaration of Trust dated March 13, 1997, as amended, to which reference is hereby made is on file at the office of the Secretary of The Commonwealth of Massachusetts and elsewhere as required by law. This Agreement was executed or made by or on behalf of the Trust and the Acquiring Fund by the Trustees or officers of the Trust as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the Acquiring Fund individually but are binding only upon the assets and property of the Trust or upon the assets belonging to the series or class for the benefit of which the Trustees have caused this Agreement to be made.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, a Vice President or Treasurer.

RS INVESTMENT TRUST
On behalf of The Information Age Fund

By:
Name: Terry R. Otton
Title: President

RS INVESTMENT TRUST
On behalf of RS Internet Age Fund

By:
Name: Terry R. Otton
Title: President

For purposes of Section 9.2 only:

RS INVESTMENT MANAGEMENT CO. LLC

By:
Name: Terry R. Otton
Title: Chief Executive Officer

APPENDIX B

COMPARISON OF FUNDAMENTAL INVESTMENT POLICIES

Set out below are each Fund’s fundamental investment restrictions. For purposes of this discussion, a “fundamental” investment restriction is one that may not be changed without a shareholder vote.

RS Internet Age Fund	The Information Age Fund
Senior Securities

The Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except that the Fund may borrow money to the extent permitted by applicable law, regulation or order.

The Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except that the Fund may borrow no more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities.

Margin Purchases
No fundamental investment restriction.

The Fund may not purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

Note: Margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.

Borrowing

The Fund may not borrow money, except to the extent permitted by applicable law, regulation or order.

Note: The 1940 Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

The Fund may not borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities.
Underwriting

The Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

Same.
Diversification

(i) As to 75% of the Fund’s total assets, purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer; or (ii) purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry, except that the Fund will invest in companies RS Investments believes are likely to benefit substantially from the development of Internet without limitation as to industry concentration.

(i) As to 75% of the Fund’s total assets, purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer; or (ii) purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry, except that the Fund will invest without limit in any one or more information technology industries.

B-1

RS Internet Age Fund	The Information Age Fund

Interested Transactions
No fundamental investment restriction.

The Fund may not invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of RS Investments owns more than ½ of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than ½ of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

Lending

The Fund may not make loans, except by purchase of debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities.

Same.
Commodities

The Fund may not purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except as required in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectus or the Statement of Additional information at the time.

Same.
Real Estate

The Fund may not purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts.

Note: For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.

Same.

In addition to the fundamental investment restrictions discussed above, each Fund may not invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable). This policy may be changed without shareholder approval.

B-2

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

CONVENIENT WAYS TO VOTE YOUR PROXY.

You can vote your proxies over the Internet or telephone – it’s easy and confidential.

INTERNET AND TELEPHONE ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

If you are voting by Internet or telephone, you should NOT mail your proxy card.

Vote by Internet:
• Read the proxy statement and have your proxy card available.
• Go to https://vote.XXX.com and follow the on screen directions.
Vote by Telephone:
• Read the proxy statement and have your proxy card available.
• Call toll free 1-866-XXX-XXXX and follow the recorded instructions provided to cast your vote.

Please detach at perforation before mailing.

PROXY	RS INVESTMENT TRUST PROXY FOR THE MEETING OF SHAREHOLDERS July 9, 2007	PROXY

The undersigned hereby appoints Terry R. Otton, Benjamin L. Douglas and James Klescewski, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of RS Investment Trust, to be held at the Offices of RS Investment Trust, 388 Market Street, San Francisco, California, at 8:00 a.m. (Pacific Time) on July 9, 2007, and at any adjournments thereof, all of the shares of RS Internet Age Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1.

VOTE VIA THE INTERNET: https://vote.XXX.com
VOTE VIA THE TELEPHONE: 1-XXX-XXX-XXXX

Note: Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Shareholder sign here

Co-owner sign here

Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Please detach at perforation before mailing.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF TRUSTEES RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 1.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

PROPOSALS BY THE TRUST

1.

To approve the Agreement and Plan of Reorganization providing for the transfer of all of the assets of RS Internet Age Fund to The Information Age Fund®, another series of the Trust, in exchange for shares of The Information Age Fund and the assumption by The Information Age Fund of all of the liabilities of RS Internet Age Fund, and the distribution of such shares to the shareholders of RS Internet Age Fund in complete liquidation of RS Internet Age Fund, all as described in the Prospectus/Proxy Statement for the Meeting.

☐  To vote FOR

☐  to vote AGAINST

☐  to ABSTAIN

RS INVESTMENT TRUST

THE INFORMATION AGE FUND®

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

May[•], 2007

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of RS Internet Age Fund® (the “Acquired Fund”), a series of RS Investment Trust (the “Trust”), into The Information Age Fund® (the “Acquiring Fund”), another series of the Trust (each of the Acquired Fund and Acquiring Fund is referred to sometimes herein as a “Fund” and, collectively, they are sometimes referred to herein as the “Funds”).

This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated May[•], 2007 (the “Prospectus/Proxy Statement”) of the Acquiring Fund.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement.  The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to RS Investment Trust at 388 Market Street, San Francisco, California 94111, or by calling 1-800-766-FUND.

I.  Additional Information about the Acquiring Fund and the Acquired Fund.

This SAI is accompanied by the Statement of Additional Information of the Trust dated May 1, 2007 (the “Trust SAI”), which has been filed with the Securities and Exchange Commission.  The information regarding the Acquiring Fund and the Acquired Fund contained in the Trust SAI is hereby incorporated by reference into this SAI.

II.  Financial Statements.

A.            Annual Report

This SAI is accompanied by the Annual Report to Shareholders of the Trust for the year ended December 31, 2006 (the “Annual Report”).  The Annual Report contains historical financial information regarding both the Acquired Fund and the Acquiring Fund.  The Annual Report, including the report of PricewaterhouseCoopers LLP contained therein, has been filed with the Securities and Exchange Commission on Form N-CSR on March 9, 2007 (File No. 811-5159; Accession No. 0000935069-07-000597), and the audited financial statements relating to the Acquired Fund and the Acquiring Fund, and such report of PricewaterhouseCoopers LLP, included in the Annual Report are incorporated herein by reference.

B.            Unaudited Pro Forma Combined Financial Statements:

Pro forma financial statements of the Acquiring Fund for the Reorganization are provided on the following pages.

The accompanying unaudited pro forma combining investment portfolio and statement of assets and liabilities assume that the exchange described in the next paragraph occurred as of December 31, 2006 and the unaudited pro forma combining statement of operations for the twelve months ended December 31, 2006 presents the results of operations of the Acquiring Fund as if the combination with the Acquired Fund had been consummated at December 31, 2005.  The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at December 31, 2005.  These historical statements have been derived from the Acquiring Fund’s and the Acquired Fund’s books and

2

records utilized in calculating daily net asset value at December 31, 2006, and for the twelve month period then ended.

The pro forma statements give effect to the proposed transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and for a number of the Acquiring Fund’s shares equal in value to the value of the net assets of the Acquired Fund transferred to the Acquiring Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Acquiring Fund for pre-combination periods will not be restated.

The unaudited pro forma combining statements should be read in conjunction with the separate financial statements of the Acquiring Fund and the Acquired Fund incorporated by reference in this SAI.

3

THE INFORMATION AGE FUND ®

RS INTERNET AGE FUND ®

PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

DECEMBER 31, 2006

					Pro Forma
	RS	The			The
	Internet Age	Information	Pro Forma		Information
	Fund ®	Age Fund ®	Adjustments		Age Fund ®
Assets
Investments, at value	$64,398,531	$84,671,316	$(244,771	)(a)	$148,825,076
Deposits with brokers for securities sold short	583,917	0	(583,917	)(a)	0
Receivable for fund shares subscribed	1,332,626	43,622	0		1,376,248
Dividends / interest receivable	8,782	13,267	0		22,049
Prepaid expenses	1,549	1,700	0		3,249
Other receivables	35	8,311	0		8,346
Total Assets	66,325,440	84,738,216	(828,688)		150,234,968

Liabilities
Cash due to broker	113,931	0	(113,931	)(a)	0
Securities sold short	714,757	0	(714,757	)(a)	0
Payable for fund shares redeemed	144,008	39,357	0		183,365
Payable to adviser	54,930	72,634	0		127,564
Payable to distributor	13,733	18,159	0		31,892
Deferred trustees’ compensation	23,501	35,686	0		59,187
Accrued expenses / other liabilities	80,449	87,021	(92,975	)(e)	74,495
Total Liabilities	1,145,309	252,857	(921,663)		476,503

Total Net Assets:	$65,180,131	$84,485,359	$92,975		$149,758,465

Net Assets Consist of:
Paid-in capital	$171,067,548	$68,257,308	$(115,519,035	)(b)	$123,805,821
Accumulated undistributed net investment loss	(23,501)	(35,687)	116,476	(b)	57,288
Accumulated net realized gain (loss) from investments and securities sold short and translation of assets and liabilities in foreign currencies	(120,495,534)	1,094,270	115,364,694	(b)	(4,036,570	)(c)

Net unrealized appreciation (depreciation) on investments and securities sold short and translation of assets and liabilities in foreign currencies	14,631,618	15,169,468	130,840	(a)	29,931,926
Total Net Assets	$65,180,131	$84,485,359	$92,975		$149,758,465

Investments, at Cost	$49,636,072	$69,501,848	$(244,771)		$118,893,149

Proceeds from Securities Sold Short	$583,817	$0	$(583,817)		$0

Pricing of Shares
Net Asset Value, offering, and redemption price per share, Class A	$7.95	$15.88	$0		$15.89
Maximum offering price per share (100/95.25 of NAV)	$8.35	$16.67	$0		$16.68
Net Assets	$65,180,131	$84,485,359	$0		$149,758,465
Shares of beneficial interest outstanding with no par value	8,201,646	5,320,214	(4,097,121	)(d)	9,424,739

(a)  Adjustments reflect transactions required to cover short sales of the RS Internet Age Fund® assuming that the Reorganization had occurred as of December 31, 2006.

(b)  Adjustments reflect the elimination of certain components of RS Internet Age Fund ® capital accounts in conjunction with the Reorganization.

(c)  Includes estimated capital loss carryovers of the RS Internet Age Fund ® that may be used by Information Age Fund ® subject to limitations under the Internal Revenue Code of 1986 and applicable Treasury Regulations.

(d)  Reflects the effect of the transfer of assets of the RS Internet Age Fund ®, and the assumption of the liabilities by the Information Age Fund®, in exchange for shares of the Information Age Fund ®.

(e) Adjustment reflects decrease due to the elimination of duplicative expenses achieved by merging the funds.

THE INFORMATION AGE FUND ®

RS INTERNET AGE FUND ®

PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2006

		The			Pro Forma
	RS Internet	Information	Pro Forma		The Information
	Age Fund ®	Age Fund ®	Adjustments		Age Fund ®
Investment Income
Interest income	$196,312	$241,625	$0		$437,937
Dividend income	21,007	65,473	0		86,480
Withholding taxes on foreign dividends	(2,488)	(449)	0		(2,937)
Total Investment Income	214,831	306,649	0		521,480

Expenses
Investment advisory fees	736,774	858,008			1,594,782
Distribution fees	184,193	214,502	0		398,695
Transfer agent fees	118,207	104,672	0		222,879
Accounting / administrative service fees	49,155	65,102	(36,886	)(a)	77,371
Shareholder reports	63,410	66,429	(28,380	)(a)	101,459
Registration fees	32,900	20,779	(15,786	)(a)	37,893
Custodian fees	18,232	24,893	(10,670	)(a)	32,455
Professional fees	13,537	16,557	(5,607	)(a)	24,487
Trustees’ fees and expenses	6,248	7,847	(4,243	)(a)	9,852
Other expenses	17,225	18,745	(133	)(a)	35,837
Total Expenses	1,239,881	1,397,534	(101,705)		2,535,710
Less: Expense waiver by advisor	(4,098)	(4,632)	8,730	(a)	0
Total Expenses, Net	1,235,783	1,392,902	(92,975)		2,535,710

Net Investment (Loss)	(1,020,952)	(1,086,253)	92,975		(2,014,230)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Securities Sold Short
Net realized gain from investments and foreign currency transactions	7,493,350	11,117,484	0		18,610,834
Net realized (loss) from securities sold short	(125,459)	0	(130,840	)(b)	(256,299)
Net change in unrealized (depreciation) on investments and on translation of assets and liabilities in foreign currency	(5,836,439)	(3,335,212)	0		(9,171,651)
Net change in unrealized (depreciation) on securities sold short	(130,840)	0	130,840	(b)	0
Net Gain on Investments	1,400,612	7,782,272	0		9,182,884

Net Increase In Net assets Resulting from Operations	$379,660	$6,696,019	$92,975		$7,168,654

(a) Decrease due to the elimination of duplicative expenses achieved by merging the funds.

(b)  Adjustment reflects a reclassification related to transactions required to cover short sales of the RS Internet Fund ® assuming that the Reorganization occurred as of December 31, 2006.

THE INFORMATION AGE FUND ®

RS INTERNET AGE FUND ®

PRO FORMA COMBINING SCHEDULE OF INVESTMENTS

DECEMBER 31, 2006

							Pro Forma
		RS Internet Age		The Information Age			The Information Age
	Pro Forma	Fund ®		Fund ®			Fund ®
	% of		Market		Market	Pro Forma		Market
	Market Value	Shares	Value	Shares	Value	Adjustments	Shares	Value
COMMON STOCKS	98.7%

ADVERTISING AGENCIES	9.1%
aQuantive, Inc. [1]		97,130	$2,395,226	74,150	$1,828,539		171,280	$4,223,765
Marchex, Inc., Class B		183,870	2,460,180	132,670	1,775,125		316,540	4,235,305
ValueClick, Inc.[1]		103,200	2,438,616	110,320	2,606,861		213,520	5,045,477
			7,294,022		6,210,525			13,504,547

COMMUNICATIONS & MEDIA	0.7%
Linktone Ltd., ADR [1,2]		209,990	1,089,848	0	0		209,990	1,089,848
			1,089,848		0			1,089,848

COMMUNICATIONS TECHNOLOGY	9.4%
Acme Packet, Inc.[1]		39,780	821,059	50,270	1,037,573		90,050	1,858,632
Atheros Communications[1]		0	0	38,570	822,312		38,570	822,312
AudioCodes Ltd. [1]		47,570	445,731	62,030	581,221		109,600	1,026,952
Brocade Communications Systems, Inc.[1]		0	0	114,150	937,172		114,150	937,172
Cbeyond, Inc.[1]		26,490	810,329	0	0		26,490	810,329
China GrenTech Corp. Ltd., ADR [1,2]		0	0	35,800	660,152		35,800	660,152
Optium Corp.[1]		20,290	506,032	27,080	675,375		47,370	1,181,407
QUALCOMM, Inc.		0	0	38,590	1,458,316		38,590	1,458,316
Sonus Networks, Inc. [1]		127,520	840,357	166,500	1,097,235		294,020	1,937,592
WebEx Communications, Inc. [1]		44,574	1,555,187	49,430	1,724,613		94,004	3,279,800
			4,978,695		8,993,969			13,972,664

COMPUTER SERVICES, SOFTWARE & SYSTEMS	23.9%
Adobe Systems, Inc. [1]		11,210	460,955	12,980	533,738		24,190	994,693
Akamai Technologies, Inc. [1]		33,120	1,759,334	42,930	2,280,442		76,050	4,039,776
Altiris, Inc. [1]		60,940	1,546,657	58,158	1,476,050		119,098	3,022,707
Blackbaud, Inc.		0	0	45,150	1,173,900		45,150	1,173,900
Citrix Systems, Inc. [1]		8,930	241,557	22,530	609,437		31,460	850,994
Concur Technologies, Inc.[1]		42,910	688,276	57,010	914,440		99,920	1,602,716
Digital River, Inc. [1]		33,490	1,868,407	28,640	1,597,826		62,130	3,466,233
Digitas, Inc. [1]		95,380	1,279,046	40,530	543,507		135,910	1,822,553
DivX, Inc.[1]		3,480	80,284	4,380	101,047		7,860	181,331
Equinix, Inc.[1]		12,310	930,882	14,760	1,116,151		27,070	2,047,033
F5 Networks, Inc. [1]		0	0	11,740	871,225		11,740	871,225
Informatica Corp. [1]		37,150	453,601	76,320	931,867		113,470	1,385,468
Microsoft Corp.		0	0	79,400	2,370,884		79,400	2,370,884
Nuance Communications, Inc.[1]		54,760	627,550	72,750	833,715		127,510	1,461,265
Omniture, Inc. [1]		131,650	1,853,632	78,600	1,106,688		210,250	2,960,320
Red Hat, Inc. [1]		17,040	391,920	21,720	499,560		38,760	891,480
Salesforce.com, Inc.[1]		21,620	788,049	26,370	961,186		47,990	1,749,235
SAVVIS, Inc.[1]		19,810	707,415	26,550	948,100		46,360	1,655,515
Sigma Designs, Inc. [1]		17,510	445,630	23,260	591,967		40,770	1,037,597
Submarino SA, GDR 144A 2,3		30,000	1,966,932	0	0		30,000	1,966,932
			16,090,127		19,461,730			35,551,857

COMPUTER TECHNOLOGY	12.2%
Apple Computer, Inc.[1]		0	0	24,140	2,048,038		24,140	2,048,038
Hewlett-Packard Co.		0	0	32,890	1,354,739		32,890	1,354,739
Logitech International S.A.[1]		18,240	521,482	24,370	696,738		42,610	1,218,220
NVIDIA Corp.[1]		0	0	23,230	859,742		23,230	859,742
Rackable Systems, Inc. [1]		20,360	630,549	85,930	2,661,252		106,290	3,291,801
SanDisk Corp.[1]		9,548	410,850	36,628	1,576,103		46,176	1,986,953
Seagate Technology		0	0	67,640	1,792,460		67,640	1,792,460
Synaptics, Inc.[1]		45,000	1,336,050	134,610	3,996,571		179,610	5,332,621
Trident Microsystems, Inc. [1]		12,620	229,432	0	0		12,620	229,432
			3,128,363		14,985,643			18,114,006

CONSUMER ELECTRONICS	13.6%
Google, Inc., Class A [1,6]		5,910	2,721,437	4,970	2,288,586		10,880	5,010,023
Netflix, Inc. [1]		99,040	2,561,174	52,380	1,354,547		151,420	3,915,721
The9 Ltd., ADR [1,2]		85,000	2,738,700	72,900	2,348,838		157,900	5,087,538
THQ, Inc. [1]		42,080	1,368,442	48,210	1,567,789		90,290	2,936,231
Yahoo! Inc. [1,6]		78,870	2,014,340	50,178	1,281,546		129,048	3,295,886
			11,404,093		8,841,306			20,245,399

CONSUMER PRODUCTS	2.5%
Nintendo Co. Ltd., ADR [2]		55,000	1,787,500	59,600	1,937,000		114,600	3,724,500
			1,787,500		1,937,000			3,724,500

ELECTRICAL EQUIPMENT & COMPONENTS	0.5%
Color Kinetics, Inc. [1]		34,550	737,643	0	0		34,550	737,643
			737,643		0			737,643

ELECTRONICS - SEMICONDUCTORS & COMPONENTS	13.2%
Applied Micro Circuits Corp. [1]		0	0	283,840	1,010,470		283,840	1,010,470
First Solar, Inc. [1]		2,160	64,368	2,890	86,122		5,050	150,490
IPG Photonics Corp. [1]		18,180	436,320	24,250	582,000		42,430	1,018,320
Marvell Technology Group Ltd. [1]		0	0	43,980	843,976		43,980	843,976
O2Micro International Ltd., ADR [1,2]		389,950	3,334,073	514,290	4,397,180		904,240	7,731,253
PLX Technology, Inc. [1]		123,810	1,614,482	164,422	2,144,063		288,232	3,758,545
Silicon Image, Inc. [1]		0	0	57,040	725,549		57,040	725,549
Silicon Motion Technology Corp., ADR [1,2]		56,960	903,955	88,160	1,399,099		145,120	2,303,054
Techwell, Inc. [1]		83,460	1,340,368	0	0		83,460	1,340,368
Volterra Semiconductor Corp. [1]		0	0	52,710	790,650		52,710	790,650
			7,693,566		11,979,109			19,672,675

HEALTH CARE SERVICES	1.0%
WebMD Health Corp., Class A [1]		16,360	654,727	20,900	836,418		37,260	1,491,145
			654,727		836,418			1,491,145

PRINTING & COPYING SERVICES	0.9%
VistaPrint Ltd. [1]		39,010	1,291,621	0	0		39,010	1,291,621
			1,291,621		0			1,291,621

PRODUCTION TECHNOLOGY EQUIPMENT	1.7%
Cymer, Inc. [1]		0	0	16,010	703,640		16,010	703,640
KLA-Tencor Corp.		0	0	21,030	1,046,242		21,030	1,046,242
Ultratech, Inc. [1]		0	0	68,370	853,258		68,370	853,258
			0		2,603,140			2,603,140

RETAIL	3.3%
Blue Nile, Inc. [1]		15,880	585,813	0	0		15,880	585,813
GSI Commerce, Inc. [1]		133,360	2,500,500	56,939	1,067,606		190,299	3,568,106
Overstock.com, Inc. [1]		23,030	363,874	0	0		23,030	363,874
Shutterfly, Inc. [1]		12,590	181,296	16,190	233,136		28,780	414,432
			3,631,483		1,300,742			4,932,225

SERVICES - COMMERCIAL	4.4%
Accenture, Ltd., Class A		0	0	49,860	1,841,330		49,860	1,841,330
Ctrip.com International Ltd., ADR [2]		45,460	2,840,341	30,080	1,879,398		75,540	4,719,739
			2,840,341		3,720,728			6,561,069

TELECOMMUNICATIONS EQUIPMENT	0.8%
Occam Networks, Inc. [1]		30,520	503,580	39,070	644,655		69,590	1,148,235
			503,580		644,655			1,148,235

UTILITIES - TELECOMMUNICATIONS	1.5%
Globalstar, Inc. [1]		3,470	48,268	4,450	61,900		7,920	110,168
Time Warner Telecom, Inc., Class A [1]		50,670	1,009,853	53,580	1,067,849		104,250	2,077,702
			1,058,121		1,129,749			2,187,870

TOTAL COMMON STOCKS (Cost $49,423,758 & $67,479,333)			64,183,730		82,644,714			146,828,444

OTHER INVESTMENTS- FOR TRUSTEE DEFERRED COMPENSATION PLAN	0.0%
RS Emerging Growth Fund, Class A [4]		47	1,676	70	2,499		117	4,175
RS Global Natural Resources Fund, Class A [4]		177	5,463	267	8,227		444	13,690
RS Growth Fund, Class A 4		19	283	22	332		41	615
RS Investors Fund, Class A [4]		63	739	73	856		136	1,595
RS MidCap Opportunities Fund, Class A [4]		72	1,019	106	1,500		178	2,519
RS Partners Fund, Class A [4]		249	8,738	389	13,639		638	22,377
RS Smaller Company Growth Fund, Class A [4]		262	5,538	406	8,576		668	14,114
RS Value Fund, Class A [4]		2	45	2	57		4	102

TOTAL OTHER INVESTMENTS (Cost $21,014 & $31,599)			23,501		35,686			59,187

SHORT-TERM INVESTMENTS	1.3%
BlackRock Liquidity Funds TempCash Portfolio-Institutional Shares [5]			191,300		1,990,916	(244,771)		1,937,445
TOTAL SHORT TERM INVESTMENTS (Cost $191,300 & $1,990,916)			191,300		1,990,916	(244,771)		1,937,445

TOTAL INVESTMENTS (Cost $49,636,072 & $69,501,848)		64,398,531		84,671,316	(244,771)	148,825,076

SCHEDULE OF SECURITIES SOLD SHORT

Financial Information Services
Move, Inc.	129,720	714,757	0	0	(714,757)	0

TOTAL SECURITIES SOLD SHORT (COST $583,917 & $0)		714,757		0	(714,757)	0

1               Non income producing security.

2               ADR — American Depository Receipt.  GDR - Global Depository Receipt.

3               Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. These securities have been deemed liquid by the investment adviser pursuant to the Fund's liquidity procedures approved by the Board of Trustees.

4               Investments in designated RS Mutual Fund under a deferred compensation plan adopted May 6, 2002 for disinterested Trustees.

5               Money Market Fund registered under the Investment Company Act of 1940.

6               A portion of the security is held as collateral for short positions.  Applicable to the RS Internet Age Fund® only.

THE INFORMATION AGE FUND®

Pro forma Notes to Combining Financial Statements

December 31, 2006

(Unaudited)

1. Description of the Fund

The Information Age Fund® (“Acquiring Fund”), a series of the RS Investment Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.

Effective October 9, 2006 the Acquiring Fund offers of two classes of shares: Class A and Class K.  The two classes differ principally in their respective sales charges, shareholder servicing fees and distribution fees.  In general, both classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive voting rights with respect to matters affecting only individual classes.  There were no Class K shares issued at December 31, 2006.

2. Basis of Combination

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the RS Internet Age Fund® (“Target Fund”), also a series of the RS Investment Trust, by the Acquiring Fund as if such acquisition had taken place on December 31, 2006 or, in the case of the Pro Forma Combining Statement of Operations, December 31, 2005.

Under the terms of the Plan of Reorganization, the combination of the Target Fund and the Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies.  The acquisition will be accomplished by an acquisition of the net assets of the Target Fund in exchange for shares of the Acquiring Fund at net asset value.  The statement of assets and liabilities and the related statement of operations of the Target Fund and the Acquiring Fund have been combined as of and for the twelve months ended December 31, 2006.  Following the acquisition, the Acquiring Fund will be the survivor.  In accordance with accounting principles generally accepted in the United States of America, the historical cost of investments securities will be carried forward to the Acquiring Fund and the results of operations for pre-combination periods of the Acquiring Fund will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Target Fund included in their annual reports for the year ended December 31, 2006.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of the Target Fund by the Acquiring Fund had taken place as of December 31, 2006.

3. Portfolio Valuation

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or if there were no sales that day, at the mean between the closing bid and asked prices.  Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq official closing price, which may not be the last sale price.  If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or if no sales are reported, at the mean between the closing bid and asked prices.  Short-term instruments that will mature in 60 days or less are valued at amortized cost, which approximates market value.  Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset value of such investment companies.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees.

Securities for which market quotations are not readily available or for which market quotations are considered unreliable are valued at their fair values as determined in accordance with the guidelines and procedures adopted by the Funds’ Board of Trustees.  Certain securities may be restricted to resale.  In cases where securities of the same class are publicly traded, the restricted securities are valued based on the market value of the publicly traded securities, subject to discounts at levels determined in accordance with procedures approved by the Board of Trustees.  Other restricted securities are initially valued at cost.

4. Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Acquiring Fund that would have been issued at December 31, 2006, in connection with the proposed reorganization.  The number of shares assumed to be issued is equal to the net asset value of shares of the Target Fund, as of December 31, 2006, divided by the net asset value per share of the Acquiring Fund as of December 31, 2006.  The pro forma number of shares outstanding, by class, for the combined fund consists of the following at December 31, 2006:

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares Post-Combination
Class A	5,320,214	4,104,525	9,424,739
Class K	—	—	—

5. Federal Income Taxes

Both funds have elected to be taxed as a “regulated investment company” under the Internal Revenue Code.  After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes.  The tax cost of investments will remain unchanged for the combined fund.

THE INFORMATION AGE FUND®

Pro forma

Capitalization and Ratios

December 31, 2006

(Unaudited)

The Pro Forma Capitalization and Ratios and the Pro Forma Annual Fund Operating Expenses which follow below are not required by the SEC as part of the Pro Forma Financial Statements.  However, we have included them here as they are prepared to support disclosures required in Form N-14.

	Target Fund	Acquiring Fund	Pro Forma Combined
Net Assets(a)
Class A	$65,180,131	$84,485,359	$149,758,465
Class K	—	—	—

Net Asset Value Per Share(a)
Class A	$7.95	$15.88	$15.89
Class K	—	—	—

Shares Outstanding (a)
Class A	8,201,646	5,320,214	9,424,739
Class K	—	—	—

Ratio of expenses to average net assets (a)
Class A	1.67%	1.61%	1.60%
Class K	—	—	—

(a) There were no Class K shares issued at December 31, 2006

THE INFORMATION AGE FUND®

Pro forma

Annual Fund Operating Expenses

For the Twelve Months Ended December 31, 2006

(Unaudited)

	Target Fund		Acquiring Fund		Pro Forma Combined Fund
	Class A	Class K	Class A	Class K	Class A	Class K

Management fees	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%

12b-1 fees	.25%	.65%	.25%	.65%	.25%	.65%

Other expenses (a)	.42%	.41%	.35%	.38%	.34%	.35%

Acquired fund fees & expenses (b)	0.00%	0.00%	.01%	0.01%	.01%	0.01%

Total annual operating expenses	1.67%	2.06%	1.61%	2.04%	1.60%	2.01%

(a) “Other Expenses” have been restated to reflect current fees.  “Other Expenses” of the RS Internet Age Fund include expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles of 0.01% or less of the Fund’s average daily net assets for the fiscal year ended December 31, 2006.

(b) The amounts indicated for Information Age Fund are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended December 31, 2006.

RS INVESTMENT TRUST

FORM N-14

PART C

OTHER INFORMATION

Item 15. INDEMNIFICATION

Under the terms of Registrant’s By-laws, Article VI, Registrant is required, subject to certain exceptions and limitations, to indemnify its trustees, officers, employees, agents and other persons who may be indemnified by Registrant under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Registrant, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Item 16. EXHIBITS

(1)	(a) Amended and Restated Agreement and Declaration of Trust of Registrant. /A/
(b) Amendment to Amended and Restated Agreement and Declaration of Trust of Registrant. /A/

(2)	Copy of By-Laws of Registrant as amended through November 15, 2004. /B/

(3)	Voting trust agreement affecting more than 5% of any class of equity securities - None.

(4)	Form of Agreement and Plan of Reorganization - Filed as Appendix A to Part A hereof.

(5)	(a) Specimen Share Certificate. /C/
(b) Portions of Amended and Restated Agreement and Declaration of Trust Pertaining to Shareholders’ Rights. /B/
(c) Portions of By-Laws Pertaining to Shareholders’ Rights. /A/

(6)	Amended and Restated Investment Advisory Agreement between RS Investment Management Co. LLC and Registrant. /H/

(7)	Distribution Agreement with Guardian Investor Services LLC /G/

(8)	Bonus, profit-sharing or pension plans - None.

(9)	(a) Form of Custodian Agreement between Registrant and PFPC Trust Company. /A/
(b) Form of Custodian Agreement between Registrant State Street Bank and Trust Company. /I/

(10)	(a) Amended and Restated Distribution Plan pursuant to Rule 12b-1. /F/
(b) 18f-3 Plan. /F/

(11)	Opinion and Consent of Counsel as to the legality of securities being registered - filed herewith.

(12)	Opinion and Consent of Counsel as to tax matters - to be filed by post- effective amendment.

(13)	(a) Form of Sub-Administration and Accounting Services Agreement between Registrant and PFPC, Inc /A/
(b) Revised Sub-Administration and Accounting Services Fees Letter. /E/

(c) Form of Revised Exhibit A to Revised Sub-Administration and Accounting Services Fees Letter. /B/
(d) Revised Sub-Administration, Accounting and Custodian Services Fee Waiver. /E/
(e) Form of Administration Agreement between Registrant State Street Bank and Trust Company. /I/

(14)	Consent of Independent Accountants- filed herewith.

(15)	Financial Statements omitted pursuant to Item 14(a)(1) - None.

(16)	Powers of Attorney- filed herewith.

(17)	(a) Prospectus of the Registrant, dated May 1, 2007 – filed herewith.
(b) Statement of Additional Information of the Registrant, dated May 1, 2007 – filed herewith.
(c) Financial Statements of RS Investment Trust for the Period Ended December 31, 2006 – filed herewith.

Incorporated by a reference to corresponding exhibits:

/A/  Incorporated by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A filed on March 4, 1999. (Accession No. 0001047469-99-008510)

/B/  Incorporated by reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A on September 30, 2005. (Accession No. 0001047469-05-023717)

/C/  Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 12, 1987.

/D/  Incorporated by reference to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A on January 9, 2001. (Accession No. 0000912057-01-000815)

/E/  Incorporated by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A on March 2, 2004. (Accession No. 0001047469-04-006287)

/F/  Incorporated by reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A on September 28, 2006. (Accession No. 0001104659-06-063790)

/G/  Incorporated by reference to Post-Effective Amendment No. 59 to Registrant’s Registration Statement on Form N-1A on November 1, 2006. (Accession No. 0001104659-06-070319)

/H/  Incorporated by reference to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A on March 2, 2007. (Accession No. 0001104659-07-015996)

/I/  Incorporated by reference to Post-Effective Amendment No. 69 to Registrant’s Registration Statement on Form N-1A on April 27, 2007. (Accession No. 000114659-07-032592)

Item 17. UNDERTAKINGS

(1)                           The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)                           The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment of the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

As required by the Securities Act of 1933 (the “Securities Act”), this Registration Statement has been signed on behalf of the Registrant, in the city of San Francisco and the State of California, on the 2nd day of May, 2007.

RS Investment Trust

By:	/s/ TERRY R. OTTON
Terry R. Otton
Title: President and Principal Executive Officer

As required by the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title		Date

/s/ TERRY R. OTTON	Trustee, President and Principal Executive		May 2, 2007
Terry R. Otton	Officer

/s/ JAMES E. KLESCEWSKI*	Treasurer and Principal Financial and		May 2, 2007
James E. Klescewski	Accounting Officer

/s/ LEONARD B. AUERBACH*	Trustee		May 2, 2007
Leonard B. Auerbach

/s/ JUDSON BERGMAN*	Trustee		May 2, 2007
Judson Bergman

/s/ JEROME S. CONTRO*	Trustee		May 2, 2007
Jerome S. Contro

/s/ JOHN W. GLYNN*	Trustee		May 2, 2007
John W. Glynn, Jr.

/s/ ANNE M. GOGGIN*	Trustee		May 2, 2007
Anne M. Goggin

/s/ DENNIS J. MANNING*	Trustee		May 2, 2007
Dennis J. Manning

	* By:	/s/ BENJAMIN L. DOUGLAS
Benjamin L. Douglas Attorney-in-Fact pursuant to the powers of attorney filed herewith.

EXHIBIT INDEX

RS INVESTMENT TRUST

Exhibit No.	Title of Exhibit

(11)	Opinion and Consent of Counsel
(14)	Consent of Independent Accountants
(16)	Powers of Attorney
(17)(a)	Prospectus of RS Investment Trust
(17)(b)	Statement of Additional Information of RS Investment Trust
(17)(c)	Financial Statements of RS Investment Trust